Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date: Nov 1, 1995
Original Settlement Date: Nov 21, 1995
Series Number of Class A-1 Certificates: 441919AG2
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $637,660,000

Distribution Date:	20-Dec-01
Determination Date:	19-Dec-01
Month:	73

Certificate Information
(0401)

Servicer Certificate (Page 1 of 4)
Distribution Date:	12/20/01

Investor Certificateholder Floating Allocation Percentage	84.87%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	63,355,089.39
Aggregate Amount of Interest Collections	769,829.86
Aggregate Amount of Principal Collections	62,585,259.53

Int. Collections Alloc. to Investor	653,377.07
Class A Principal Collections	62,482,465.72
Seller Interest Collections	116,452.79
Seller Principal Collections	102,793.81

Weighted Average Loan Rate	11.62%
Net Loan Rate	10.62%

Weighted Average Maximum Loan Rate	18.91%

Class A-1 Certificate Rate	2.3525%
Maximum Investor Certificate Rate	10.6177%
Class A-1 Certificate Interest Distributed	122,642.73
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	122,523,404.97
Alternative Principal Dist. Amount (APDA)	62,482,465.72
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	62,482,465.72

Principal allocable to Class A-1	62,482,465.72

SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00

Reimbursement to Credit Enhancer	0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	7.27%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	7.57%
Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	77,058.23

Cumulative Investor Liquidation Loss Amount	77,058.23

Total Principal allocable to A-1	62,559,523.95

Servicer Certificate (Page 2 of 4)
Distribution Date:	12/20/01

Beginning Class A-1 Certificate Principal Balance	62,559,523.95

Ending Class A-1 Certificate Principal Balance	0.00

Pool Factor (PF)	0.000000000
Retransfer Deposit Amount	0.00
Servicing Fees Distributed	54,844.08
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Current Investor Net Realized Loss	77,058.23
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	77,542,865.06
Ending Pool Balance	76,222,040.82
Beginning Invested Amount	65,812,892.95
Ending Invested Amount	3,253,369.00
Beginning Seller Principal Balance	11,729,972.11
Ending Seller Principal Balance	72,968,671.82
Additional Balances	102,793.81

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Beginning Pre-Funding Account Balance	0.00
Ending Pre-Funding Account Balance	0.00
Pre-Funding Earnings	0.00

Beginning Capitalized Interest Account	0.00
Capital Interest Requirement (Transferred to Collection Account)	0.00
Ending Capitalized Interest Account	0.00

Beginning Spread Account Balance	6,506,737.00
Ending Spread Account Balance	0.00

Beginning Seller Interest	15.1271%
Ending Seller's Interest	95.7317%

Delinquency & REO Status
30 - 59 days
No. of Accounts	189
Trust Balance	6,320,193.80
60 - 89 days
No. of Accounts	41
Trust Balance	1,189,436.92
90+ days
No. of Accounts	94
Trust Balance	2,156,637.48
Servicer Certificate (Page 3 of 4)
Distribution Date:

270+ days
No. of Accounts	59
Trust Balance	905,274.91
REO
No. of Accounts	13
Trust Balance	512,295.54

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed	No
1% of the Cit-off Balance and Pre-Funded Amount
Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	219,246.60
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0.00
Amount paid to Trustee	0.00
Cumulative Draw under Policy	0.00
Net Yield	7.57%

Total Available Funds
Aggregate Amount of Collections	63,355,089.39
Deposit for principal not used to purchase subsequent loans	0.00
Interest Earnings on the Pre-Funding Account	0.00
Deposit from Capitalized Interest Account	0.00
Total	63,355,089.39

Application of Available Funds
Servicing Fee	54,844.08
Principal and Interest to Class A-1	62,682,166.68

Seller's portion of Principal and Interest	219,246.60
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	398,832.03
Total	63,355,089.39
Servicer Certificate (Page 4 of 4)
Distribution Date:

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	12/20/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	84.8729%
Class A Certificateholder Fixed Allocation Percentage	97.9000%

Beginning Class A-1 Certificate Balance	62,559,523.95

Class A-1 Certificate Rate	2.352500%

Class A-1 Certificate Interest Distributed	0.192332

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	98.107963

Maximum Principal Distribution Amount	192.145352
Scheduled Principal Distribution Amount (SPDA)	97.987118
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.120845

Total Amount Distributed to Certificateholders	98.300296

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	0.00

Class A-1 Factor	0.000000000

Pool Factor (PF)	0.000000000

Unreimbursed Liquidation Loss Amount	$0
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0

Class A Servicing Fee	54,844.08

Beginning Invested Amount	65,812,892.95
Ending Invested Amount	3,253,369.00
Beginning Pool Balance	77,542,865.06
Ending Pool Balance	76,222,040.82

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

DELINQUENCY & REO STATUS
30 - 59 days
No. of Accounts	189
Trust Balance	6,320,193.80

60 - 89 days
No. of Accounts	41
Trust Balance	1,189,436.92
Statement to Certificateholders (Page 2 of 2)
Distribution Date:

90+ days
No. of Accounts	94
Trust Balance	2,156,637.48

REO
No. of Accounts	13
Trust Balance	512,295.54

Current Net Realized Loss	90,792.48

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00

Pre-Funded Amount (Ending)	0.00

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0.00

Capitalized Interest Account (Ending)	0.00

Earnings on the Pre-Funding Account	0.00